UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22528
                                                    -----------


                     First Trust Energy Infrastructure Fund
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
                    (Name and address of agent for service)


        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period: May 31, 2014
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                   FIRST TRUST
                               -------------------
                                   E N E R G Y
                                  INFRASTRUCTURE
                               -------------------
                                      FUND
                                      (FIF)

                                                              SEMI-ANNUAL REPORT
                                                              For the Six Months
                                                              Ended May 31, 2014

                                                                     FIRST TRUST
                                                     Energy Income Partners, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2014

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statements of Changes in Net Assets.........................................  12
Statement of Cash Flows.....................................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Additional Information......................................................  21


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Infrastructure Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2014


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Energy Infrastructure Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the six months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 7.62% during the six months ended May 31, 2014. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
"AT A GLANCE"
AS OF MAY 31, 2014 (UNAUDITED)

------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------
Symbol on New York Stock Exchange                              FIF
Common Share Price                                          $22.59
Common Share Net Asset Value ("NAV")                        $25.04
Premium (Discount) to NAV                                    (9.78)%
Net Assets Applicable to Common Shares                $439,508,941
Current Monthly Distribution per Common Share (1)          $0.1100
Current Annualized Distribution per Common Share           $1.3200
Current Distribution Rate on Closing Common Share Price (2)  5.84%
Current Distribution Rate on NAV (2)                         5.27%
------------------------------------------------------------------

------------------------------------------------------------------
         COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------------
         Common Share Price       NAV
5/13          $23.08             $23.86
               23.50              24.02
               23.60              24.02
               21.53              23.10
6/13           23.81              24.03
               24.39              23.82
               24.10              24.98
               23.62              24.90
7/13           24.12              24.97
               25.08              24.59
               23.17              24.46
               22.25              23.79
               22.25              23.98
8/13           22.12              23.64
               22.02              23.20
               21.75              23.18
               22.00              23.75
9/13           21.68              23.72
               21.65              23.48
               21.46              23.71
               21.98              24.17
10/13          23.47              24.63
               21.27              22.56
               21.12              22.32
               21.84              22.58
               21.24              22.49
11/13          21.71              22.31
               20.31              21.92
               19.74              21.52
               19.71              22.18
12/13          20.61              22.61
               20.28              22.34
               20.16              22.41
               20.07              22.38
               20.13              22.46
1/14           20.45              22.88
               20.52              22.89
               20.87              23.36
               20.72              23.13
2/14           20.54              23.04
               20.64              23.02
               20.60              23.07
               20.84              22.98
3/14           20.97              23.41
               21.65              23.82
               21.58              23.82
               21.88              24.34
4/14           21.83              24.34
               22.25              24.53
               22.15              24.52
               22.19              24.79
               22.29              24.90
5/14           22.59              25.04


------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------
                                                                                    Average Annual
                                                                                     Total Return
                                                                                 ---------------------
                                              6 Months Ended      1 Year Ended   Inception (9/27/2011)
                                                 5/31/2014          5/31/2014        to 5/31/2014
FUND PERFORMANCE (3)
NAV                                               15.82%             20.45%             22.63%
Market Value                                      7.38%              12.34%             15.99%

INEX PERFORMANCE
Philadelphia Stock Exchange Utility Index         13.12%             15.33%             11.35%
Alerian MLP Total Return Index                    11.62%             18.36%             21.10%
Blended Benchmark (4)                             12.43%             16.95%             16.39%
------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                                               % OF TOTAL
INDUSTRY CLASSIFICATION                        INVESTMENTS
----------------------------------------------------------
Pipelines                                         52.0%
Electric Power                                    28.0
Natural Gas Utility                                7.4
Propane                                            5.2
Coal                                               2.9
Marine Transportation                              2.0
Gathering & Processing                             1.0
Other                                              1.5
----------------------------------------------------------
                                        Total    100.0%
                                                 ======

----------------------------------------------------------
                                               % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
----------------------------------------------------------
Enbridge Energy Management, LLC                    8.2%
Kinder Morgan Management, LLC                      7.2
Williams (The) Cos., Inc.                          3.9
Kinder Morgan, Inc.                                3.9
NextEra Energy, Inc.                               3.4
Southern Co.                                       3.4
UGI Corp.                                          3.2
TransCanada Corp.                                  3.1
Northeast Utilities                                3.0
Spectra Energy Corp.                               2.9
----------------------------------------------------------
                                        Total     42.2%
                                                 ======


(1) Most recent distribution paid or declared through 5/31/2014. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2014. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The blended benchmark consists of the following: Philadelphia Stock Exchange Utility Index (50%) and Alerian MLP Total Return Index (50%).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2014

                                  SUB-ADVISOR


ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), located in Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities and Canadian income equities. EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $5.5 billion of assets as of May 31, 2014. Private funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also serves as an advisor to separately managed accounts for individuals and institutions and provides its model portfolio to unified managed accounts and a variable insurance trust. EIP is a registered investment advisor and serves as a Sub-Advisor to three closed-end management investment companies in addition to the First Trust Energy Infrastructure Fund ("FIF" or the "Fund") and an actively managed exchange-traded fund (ETF).

                           PORTFOLIO MANAGEMENT TEAM

     JAMES J. MURCHIE                                         EVA PAO
     PORTFOLIO MANAGER                                 CO-PORTFOLIO MANAGER
    FOUNDER AND CEO OF                                     PRINCIPAL OF
ENERGY INCOME PARTNERS, LLC                         ENERGY INCOME PARTNERS, LLC


                                   COMMENTARY

FIRST TRUST ENERGY INFRASTRUCTURE FUND

The investment objective of the Fund is to seek a high level of total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing primarily in securities of companies engaged in the energy infrastructure sector. These companies principally include publicly-traded master limited partnerships ("MLPs"), MLP affiliates, Canadian income equities, pipeline companies, utilities and other infrastructure-related companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies"). Under normal market conditions, the Fund invests at least 80% of its managed assets (total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowing) in securities of Energy Infrastructure Companies. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("AMZX") and the Philadelphia Stock Exchange Utility Index ("UTY") (together, the "MLP Benchmarks), the total return for energy-related MLPs and utilities over the six months ended May 31, 2014, was 11.62% and 13.12%, respectively. These figures are according to data collected from several sources, including Alerian Capital Management and Bloomberg. While in the short term, share appreciation of Energy Infrastructure Companies can be volatile, we believe that over the longer term, share appreciation will approximate growth in per share quarterly cash distributions and dividends. Over the last 10 years, growth in per share MLP distributions and utility dividends has averaged 6.6% and 5.4%, respectively. Over the last 12 months, the cash distributions of MLPs increased by about 5.0% and utilities decreased by about -0.8% (source: Alerian Capital Management and Bloomberg).

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return(1) of 15.82%, including the reinvestment of dividends, for the six months ended May 31, 2014. This compares, according to collected data, to a 12.43% return of the Blended Benchmark. Unlike the Fund, the indices do not incur fees and expenses. On a market value basis, the Fund had a total return, including the

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

reinvestment of dividends, of 7.38% for the six-month reporting period. On May 31, 2014, the Fund was priced at $22.59, while the NAV was $25.04, a discount of 9.78%. On November 30, 2013, the Fund was priced at $21.71, while the NAV was $22.30, a discount of 2.65%.

The Fund declared regular monthly Common Share distributions of $0.11 per share for each month from December 2013 through May 2014.

The Fund's NAV outperformed the 12.43% return of the Blended Benchmark. Contributing to this was the non-MLP portion of the portfolio which outperformed the UTY index. Outperforming non-MLP positions included utilities, MLP parent corporations and Canadian infrastructure corporations. The MLP portion of the portfolio performed in-line with the MLP index. Income was enhanced by writing covered calls on select portfolio positions.

An important factor that affected the return of the Fund was its use of financial leverage through the use of a line of credit. The Fund has a committed facility agreement with The Bank of Nova Scotia with a maximum commitment amount of $165,000,000. The Fund uses leverage because the Sub-Advisor believes that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore volatility of the share price. For example, if the prices of securities held by the Fund decline, the effect of changes in Common Share NAV and common shareholder total return loss is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, AMZX and UTY are not leveraged. Leverage had a positive impact on the performance of the Fund over this reporting period.

MARKET AND FUND OUTLOOK

MLPs continue to play an integral role in the restructuring of more diversified energy conglomerates. This restructuring includes the creation by these more diversified conglomerates of subsidiaries with high dividend payout ratios that contain assets with stable cash flows such as pipelines, storage terminals and electric power assets with long-term fixed-price contracts. The restructuring can also include the divestiture by some of the parent companies of most or all of their cyclical businesses, leaving the parent company looking very similar to an old-fashioned pipeline utility with a large holding in a subsidiary MLP. In our view, these diversified energy conglomerates are restructuring so that their regulated infrastructure assets that have predictable cash flows may be better valued by the market. This results in a better financing tool to raise capital for the new energy infrastructure projects related to the rapid growth of North American oil and gas production. This phenomenon is beginning to spread to the power utility industry but instead of spinning out an MLP, diversified power companies are spinning out a regular "C" corporation with a higher dividend payout ratio (relative to earnings) and a resulting higher yield. Three such "Yield-Co.'s" have been created in the last year and EIP expects more will be created.

The MLP asset class has experienced four Initial Public Offerings ("IPOs") in 2014, as of May 31, 2014. In addition, there was secondary financing activity for MLPs during the reporting period as MLPs continued to fund their ongoing investments in new pipelines, processing and storage facilities. There have been 23 secondary equity offerings for MLPs, as of May 31, 2014, which raised $7.2 billion in proceeds. This compares to $20.3 billion raised in all of 2013. MLPs also found access to the public debt markets, raising $13.4 billion in 15 offerings through May 31, 2014. This compares to $19.9 billion in calendar year 2013 (source: Barclays Capital).

Capital spending for utilities has remained relatively unchanged. As measured by UTY, capital expenditures for the power utility industry were $81.8 billion in 2012 and $80.8 billion in 2013. The expenditures are in response to needs such as reliability, interconnection, modernization and growing demand. These capital investments are supported, in part, by federal and state regulation, which allows companies to recoup investments they have made in the rates they charge their customers.

The Fund continues to weight the portfolio toward Energy Infrastructure Companies with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Since the Fund invests in securities that tend to have high dividend payout ratios (as measured versus earnings), securities with unpredictable cyclical cash flows make them a poorer fit with the portfolio, in the opinion of the Sub-Advisor. While there are some businesses within the Fund's portfolio whose cash flows are cyclical, they are usually small and analyzed in the context of each company's financial and operating leverage and payout ratio.

FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
PORTFOLIO OF INVESTMENTS
MAY 31, 2014 (UNAUDITED)

   SHARES                                              DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
COMMON STOCKS - 97.2%
                ELECTRIC UTILITIES - 22.6%
      163,400   American Electric Power Co., Inc. (a)....................................................   $    8,717,390
       78,200   Duke Energy Corp. (a)....................................................................        5,558,456
      160,400   Emera, Inc. (CAD) (a)....................................................................        5,034,042
      176,800   Fortis, Inc. (CAD) (a)...................................................................        5,305,794
       62,000   IDACORP, Inc.............................................................................        3,399,460
      255,800   ITC Holdings Corp. (a)...................................................................        9,362,280
      200,300   NextEra Energy, Inc. (a).................................................................       19,501,208
      376,600   Northeast Utilities (a)..................................................................       17,097,640
      132,400   NRG Yield, Inc., Class A (a).............................................................        6,210,884
      434,900   Southern (The) Co. (a)...................................................................       19,039,922
                                                                                                            --------------
                                                                                                                99,227,076
                                                                                                            --------------
                GAS UTILITIES - 8.9%
       50,800   Atmos Energy Corp. (a)...................................................................        2,545,080
      119,385   Laclede Group, Inc. (a)..................................................................        5,572,892
      118,000   One Gas, Inc.............................................................................        4,322,340
      359,500   Questar Corp. (a)........................................................................        8,653,165
      367,479   UGI Corp. (a)............................................................................       17,885,203
                                                                                                            --------------
                                                                                                                38,978,680
                                                                                                            --------------
                MULTI-UTILITIES - 18.2%
       49,000   Alliant Energy Corp......................................................................        2,856,700
      104,200   ATCO, Ltd., Class I (CAD) (a)............................................................        4,971,194
      166,000   Canadian Utilities, Ltd., Class A (CAD) (a)..............................................        6,008,946
      286,000   CMS Energy Corp. (a).....................................................................        8,508,500
      221,900   Dominion Resources, Inc. (a).............................................................       15,302,224
      160,500   National Grid PLC, ADR (a)...............................................................       11,994,165
      145,000   NiSource, Inc............................................................................        5,418,650
       72,000   Public Service Enterprise Group, Inc.....................................................        2,805,120
      108,000   Scana Corp...............................................................................        5,616,000
       59,000   Sempra Energy (a)........................................................................        5,920,650
      235,100   Wisconsin Energy Corp. (a)...............................................................       10,701,752
                                                                                                            --------------
                                                                                                                80,103,901
                                                                                                            --------------
                OIL, GAS & CONSUMABLE FUELS - 47.5%
    1,564,074   Enbridge Energy Management, LLC (a) (b)..................................................       46,656,327
      458,600   Enbridge Income Fund Holdings, Inc. (CAD) (a)............................................       11,631,006
      240,569   Enbridge, Inc. (a).......................................................................       11,424,622
      417,000   Inter Pipeline, Ltd. (CAD) (a)...........................................................       12,218,104
       40,300   Keyera Corp. (CAD) (a)...................................................................        2,729,161
      656,500   Kinder Morgan, Inc. (a)..................................................................       21,920,535
      568,084   Kinder Morgan Management, LLC (a) (b)....................................................       40,941,814
      133,100   Pembina Pipeline Corp. (CAD) (a).........................................................        5,255,013
      399,400   Spectra Energy Corp. (a).................................................................       16,207,652
      374,500   TransCanada Corp. (a)....................................................................       17,470,425
      476,700   Williams (The) Cos., Inc. (a)............................................................       22,385,832
                                                                                                            --------------
                                                                                                               208,840,491
                                                                                                            --------------
                TOTAL COMMON STOCKS......................................................................      427,150,148
                (Cost $377,507,240)                                                                         --------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)

   SHARES/
    UNITS                                              DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
MASTER LIMITED PARTNERSHIPS - 31.9%
                GAS UTILITIES - 2.7%
      189,764   AmeriGas Partners, L.P. (a)..............................................................   $    8,991,018
       60,000   Suburban Propane Partners, L.P. (a)......................................................        2,785,200
                                                                                                            --------------
                                                                                                                11,776,218
                                                                                                            --------------

                OIL, GAS & CONSUMABLE FUELS - 29.2%
       24,000   Access Midstream Partners, L.P. (a)......................................................        1,511,760
       44,000   Alliance Holdings GP, L.P. (a)...........................................................        2,829,200
      132,715   Alliance Resource Partners, L.P. (a).....................................................       12,070,429
      255,200   El Paso Pipeline Partners, L.P. (a)......................................................        8,738,048
      117,000   Energy Transfer Equity, L.P. (a).........................................................        5,962,320
      151,400   Energy Transfer Partners, L.P. (a).......................................................        8,526,848
      114,600   Enterprise Products Partners, L.P. (a)...................................................        8,574,372
       73,700   EQT Midstream Partners, L.P. (a).........................................................        6,053,718
      180,776   Holly Energy Partners, L.P. (a)..........................................................        6,388,624
       75,600   Magellan Midstream Partners, L.P. (a)....................................................        6,190,128
      120,239   Natural Resource Partners, L.P. (a)......................................................        1,703,787
      103,472   NGL Energy Partners, L.P. (a)............................................................        4,138,880
      164,200   ONEOK Partners, L.P. (a).................................................................        9,047,420
        8,100   Phillips 66 Partners, L.P. (a)...........................................................          490,455
      126,686   Plains All American Pipeline, L.P........................................................        7,153,959
      156,500   Spectra Energy Partners, L.P. (a)........................................................        8,208,425
      162,095   TC Pipelines, L.P. (a)...................................................................        8,428,940
      249,628   Teekay LNG Partners, L.P. (a)............................................................       11,058,520
      172,762   TransMontaigne Partners, L.P. (a)........................................................        8,574,178
       50,000   Williams Partners, L.P. (a)..............................................................        2,655,500
                                                                                                            --------------
                                                                                                               128,305,511
                                                                                                            --------------
                TOTAL MASTER LIMITED PARTNERSHIPS........................................................      140,081,729
                (Cost $99,816,660)                                                                          --------------

                TOTAL INVESTMENTS - 129.1%...............................................................      567,231,877
                (Cost $477,323,900) (c)                                                                     --------------


  NUMBER OF
  CONTRACTS                                            DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
CALL OPTIONS WRITTEN - (0.7%)
                American Electric Power Co., Inc. Calls
          200   @ $55.00 due June 2014...................................................................           (2,000)
          100   @  55.00 due November 2014...............................................................          (10,000)
          600   @  60.00 due January 2015................................................................          (16,500)
                                                                                                            --------------
                                                                                                                   (28,500)
                                                                                                            --------------
                CMS Energy Corp. Calls
          280   @  30.00 due June 2014...................................................................           (5,600)
        1,400   @  32.50 due September 2014..............................................................          (17,021)
                                                                                                            --------------
                                                                                                                   (22,621)
                                                                                                            --------------
                Dominion Resources, Inc. Call
        1,330   @  75.00 due July 2014...................................................................           (9,310)
                                                                                                            --------------

Page 6                  See Notes to Financial Statements




FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)

  NUMBER OF
  CONTRACTS                                            DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
CALL OPTIONS WRITTEN (CONTINUED)

                Duke Energy Corp. Call
          280   @ $77.50 due July 2014...................................................................   $       (2,800)
                                                                                                            --------------
                Enbridge, Inc. Calls
        1,520   @  45.00 due July 2014...................................................................         (440,800)
          106   @  47.50 due July 2014...................................................................          (11,577)
                                                                                                            --------------
                                                                                                                  (452,377)
                                                                                                            --------------
                Kinder Morgan, Inc. Calls
          860   @  40.00 due June 2014...................................................................           (2,580)
        2,000   @  35.00 due September 2014..............................................................         (108,000)
          800   @  40.00 due September 2014..............................................................           (8,000)
          200   @  37.50 due December 2014...............................................................           (7,000)
                                                                                                            --------------
                                                                                                                  (125,580)
                                                                                                            --------------
                National Grid PLC, ADR Calls
          415   @  70.00 due June 2014...................................................................         (184,675)
          630   @  70.00 due September 2014..............................................................         (267,750)
                                                                                                            --------------
                                                                                                                  (452,425)
                                                                                                            --------------
                NextEra Energy, Inc. Call
        1,480   @  100.00 due June 2014..................................................................          (66,600)
                                                                                                            --------------
                NiSource, Inc. Calls
        1,300   @  36.00 due July 2014...................................................................         (224,250)
          150   @  37.00 due July 2014...................................................................          (16,125)
                                                                                                            --------------
                                                                                                                  (240,375)
                                                                                                            --------------
                Northeast Utilities Call
        2,260   @  50.00 due October 2014...............................................................          (56,500)
                                                                                                            --------------
                Plains All American Pipeline, L.P. Calls
          370   @  57.50 due June 2014..................................................................           (9,250)
          380   @  60.00 due November 2014..............................................................          (26,600)
                                                                                                            --------------
                                                                                                                   (35,850)
                                                                                                            --------------
                Public Service Enterprise Group, Inc. Call
          400   @  45.00 due December 2014...............................................................           (8,000)
                                                                                                            --------------
                Questar Corp. Call
        2,250   @  25.00 due July 2014...................................................................          (33,750)
                                                                                                            --------------
                Scana Corp. Calls
          200   @  55.00 due August 2014.................................................................           (3,500)
          350   @  55.00 due November 2014...............................................................          (18,375)
                                                                                                            --------------
                                                                                                                   (21,875)
                                                                                                            --------------
                Sempra Energy Call
          300   @  105.00 due July 2014..................................................................          (12,000)
                                                                                                            --------------
                Southern (The) Co. Calls
        1,120   @  46.00 due June 2014...................................................................           (5,600)
        1,000   @  45.00 due August 2014.................................................................          (36,000)
                                                                                                            --------------
                                                                                                                   (41,600)
                                                                                                            --------------

                        See Notes to Financial Statements                 Page 7




FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)


  NUMBER OF
  CONTRACTS                                            DESCRIPTION                                              VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
CALL OPTIONS WRITTEN (CONTINUED)

                Spectra Energy Corp. Calls
        2,080   @ $38.00 due June 2014...................................................................   $     (556,400)
          100   @  39.00 due June 2014...................................................................          (17,250)
          210   @  39.00 due September 2014..............................................................          (46,725)
                                                                                                            --------------
                                                                                                                  (620,375)
                                                                                                            --------------
                TransCanada Corp. Calls
          170   @  47.50 due June 2014...................................................................           (2,102)
        1,510   @  50.00 due August 2014.................................................................          (18,875)
          560   @  50.00 due November 2014...............................................................          (29,400)
                                                                                                            --------------
                                                                                                                   (50,377)
                                                                                                            --------------
                UGI Corp. Call
        1,550   @  50.00 due October 2014................................................................         (139,500)
                                                                                                            --------------
                Williams (The) Cos., Inc. Calls
        1,000   @  47.00 due July 2014...................................................................          (98,000)
        1,860   @  46.00 due August 2014.................................................................         (359,910)
                                                                                                            --------------
                                                                                                                  (457,910)
                                                                                                            --------------
                Wisconsin Energy Corp. Calls
        1,090   @  45.00 due July 2014...................................................................         (129,710)
          300   @  50.00 due July 2014...................................................................           (3,750)
                                                                                                            --------------
                                                                                                                  (133,460)
                                                                                                            --------------
                TOTAL CALL OPTIONS WRITTEN...............................................................       (3,011,785)
                (Premiums received $1,647,782)                                                              --------------

                OUTSTANDING LOAN - (33.2%)...............................................................     (145,900,000)
                NET OTHER ASSETS AND LIABILITIES - 4.8%..................................................       21,188,849
                                                                                                            --------------
                NET ASSETS - 100.0%......................................................................   $  439,508,941
                                                                                                            ==============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) Non-income producing security which pays in-kind distributions. For the six months ended May 31, 2014, the Fund received 57,482 shares of Enbridge Energy Management, LLC and 20,202 shares of Kinder Morgan Management, LLC.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $94,974,614 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,066,637.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.


INTEREST RATE SWAP AGREEMENTS:

                                                              NOTIONAL
   COUNTERPARTY       FLOATING RATE (1)   EXPIRATION DATE      AMOUNT      FIXED RATE (1)       VALUE
---------------------------------------------------------------------------------------------------------
Bank of Nova Scotia     1 month LIBOR          10/08/20     $ 36,475,000       2.121%       $    (685,474)


(1) The Fund pays the fixed rate and receives the floating rate. The floating rate on May 31, 2014 was 0.151%.


Page 8                  See Notes to Financial Statements

FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                        ASSETS TABLE
                                                                                               LEVEL 2           LEVEL 3
                                                            TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                           VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                               5/31/2014           PRICES            INPUTS            INPUTS
--------------------------------------------------      --------------    --------------    --------------    --------------
Common Stocks*....................................      $  427,150,148    $  427,150,148    $           --    $           --
Master Limited Partnerships *.....................         140,081,729       140,081,729                --                --
                                                        --------------    --------------    --------------    --------------
Total.............................................      $  567,231,877    $  567,231,877    $           --    $           --
                                                        ==============    ==============    ==============    ==============

                                                      LIABILITIES TABLE
                                                                                               LEVEL 2           LEVEL 3
                                                            TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                           VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                          5/31/2014           PRICES            INPUTS            INPUTS
                                                        --------------    --------------    --------------    --------------
Call Options Written..............................      $   (3,011,785)   $   (3,011,785)   $           --    $           --
Interest Rate Swap** .............................            (685,474)               --          (685,474)               --
                                                        --------------    --------------    --------------    --------------
Total ............................................      $   (3,697,259)   $   (3,011,785)   $     (685,474)   $           --
                                                        ==============    ==============    ==============    ==============

*   See Portfolio of Investments for industry breakout.
** See Interest Rate Swap Agreements for contract detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at May 31, 2014.


                  See Notes to Financial Statements                       Page 9

FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2014 (UNAUDITED)

ASSETS:
Investments, at value
    (Cost $477,323,900)                                                                            $ 567,231,877
Cash                                                                                                  19,704,306
Cash segregated as collateral for open swap contracts                                                  1,443,655
Receivables:
    Dividends.................................................................................         1,316,351
    Investment securities sold................................................................           104,953
    Interest..................................................................................               199
Prepaid expenses                                                                                          21,048
                                                                                                   -------------
    Total Assets..............................................................................       589,822,389
                                                                                                   -------------
LIABILITIES:
Outstanding loan                                                                                     145,900,000
Options written, at value (Premiums received $1,647,782)                                               3,011,785
Swap contracts, at value (Cost $569)                                                                     685,474
Payables:
    Investment advisory fees..................................................................           492,905
    Interest and fees on loan.................................................................            97,564
    Administrative fees.......................................................................            40,503
    Audit and tax fees........................................................................            29,751
    Custodian fees............................................................................            15,727
    Legal fees................................................................................            13,178
    Printing fees.............................................................................            11,828
    Trustees' fees and expenses...............................................................             6,346
    Transfer agent fees.......................................................................             6,030
    Financial reporting fees..................................................................               771
Other liabilities                                                                                          1,586
                                                                                                   -------------
    Total Liabilities.........................................................................       150,313,448

NET ASSETS                                                                                         $ 439,508,941
                                                                                                   =============

NET ASSETS CONSIST OF:
Paid-in capital...............................................................................     $ 333,654,042
Par value.....................................................................................           175,502
Accumulated net investment income (loss)......................................................        (3,547,526)
Accumulated net realized gain (loss) on investments, written options, swap
 contracts and foreign currency transactions..................................................        21,368,092
Net unrealized appreciation (depreciation) on investments, written options, swap
 contracts and foreign currency translation...................................................        87,858,831

NET ASSETS                                                                                         $ 439,508,941
                                                                                                   =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)                               $       25.04
                                                                                                   =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)...        17,550,236
                                                                                                   =============



Page 10                        See Notes to Financial Statements

FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2014 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $234,109)........................................     $   5,853,922
Interest......................................................................................               551
                                                                                                   -------------
    Total investment income...................................................................         5,854,473
                                                                                                   -------------
EXPENSES:
Investment advisory fees......................................................................         2,758,658
Interest and fees on loan.....................................................................           578,179
Administrative fees...........................................................................           225,866
Printing fees.................................................................................            50,973
Custodian fees................................................................................            27,655
Audit and tax fees............................................................................            25,292
Transfer agent fees...........................................................................            15,482
Legal fees....................................................................................            13,821
Trustees' fees and expenses...................................................................            12,478
Financial reporting fees......................................................................             4,625
Other.........................................................................................            25,712
                                                                                                   -------------
    Total expenses............................................................................         3,738,741
                                                                                                   -------------
NET INVESTMENT INCOME (LOSS)..................................................................         2,115,732
                                                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............................................................................        22,563,537
    Written options...........................................................................          (642,929)
    Swap contracts............................................................................          (359,465)
    Foreign currency transactions.............................................................            56,996
                                                                                                   -------------
Net realized gain (loss)......................................................................        21,618,139
                                                                                                   -------------
Net change in unrealized appreciation (depreciation) on:
    Investments...............................................................................        38,106,560
    Written options ..........................................................................        (1,683,462)
    Swap contracts............................................................................          (404,619)
    Foreign currency translation..............................................................             3,357
                                                                                                   -------------
Net change in unrealized appreciation (depreciation)..........................................        36,021,836
                                                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS).......................................................        57,639,975
                                                                                                   -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS..............................     $  59,755,707
                                                                                                   =============


                 See Notes to Financial Statements                       Page 11

FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED               YEAR
                                                                                          5/31/2014            ENDED
                                                                                         (UNAUDITED)         11/30/2013
                                                                                        --------------     --------------
OPERATIONS:
Net investment income (loss).......................................................     $    2,115,732     $    3,947,462
Net realized gain (loss)...........................................................         21,618,139         49,255,462
Net increase from payment by the Sub-Advisor (a)...................................                 --              5,421
Net change in unrealized appreciation (depreciation)...............................         36,021,836         11,545,110
                                                                                        --------------     --------------
Net increase (decrease) in net assets resulting from operations....................         59,755,707         64,753,455
                                                                                        --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................        (11,583,156)       (14,525,290)
Net realized gain..................................................................                 --        (57,064,592)
Return of capital..................................................................                 --           (918,918)
                                                                                        --------------     --------------
Total distributions to shareholders................................................        (11,583,156)       (72,508,800)
                                                                                        --------------     --------------
Total increase (decrease) in net assets............................................         48,172,551         (7,755,345)

NET ASSETS:
Beginning of period................................................................        391,336,390        399,091,735
                                                                                        --------------     --------------
End of period......................................................................     $  439,508,941     $  391,336,390
                                                                                        ==============     ==============
Accumulated net investment income (loss) at end of period..........................     $   (3,547,526)    $    5,919,898
                                                                                        ==============     ==============
COMMON SHARES:
Common Shares at end of period.....................................................         17,550,236         17,550,236
                                                                                        ==============     ==============

------------------------------

(a) See Note 3 in the Notes to Financial Statements.


Page 12                    See Notes to Financial Statements

FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2014 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations....................     $   59,755,707
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:

    Purchases of investments.......................................................        (94,227,699)
    Sales of investments...........................................................        109,433,650
    Proceeds from written options..................................................          2,642,536
    Amount paid to close written options...........................................         (2,460,081)
    Return of capital received from investment in MLPs.............................          3,772,153
    Net realized gain/loss on investments and written options......................        (21,920,608)
    Net change in unrealized appreciation/depreciation on investments and
      written options..............................................................        (36,423,098)
    Net change in unrealized appreciation/depreciation on swap contracts                       404,619

CHANGES IN ASSETS AND LIABILITIES:
    Increase in cash segregated as collateral for open swap contracts..............           (255,399)
    Increase in interest receivable................................................               (199)
    Decrease in dividends receivable (a)...........................................             51,814
    Increase in prepaid expenses...................................................             (8,594)
    Increase in interest and fees on loan payable..................................              1,828
    Increase in investment advisory fees payable...................................             47,224
    Decrease in audit and tax fees payable.........................................            (20,549)
    Decrease in legal fees payable.................................................             (2,929)
    Decrease in printing fees payable..............................................            (14,749)
    Increase in administrative fees payable........................................              2,727
    Decrease in custodian fees payable.............................................            (24,455)
    Increase in transfer agent fees payable........................................              3,169
    Increase in Trustees' fees and expenses payable................................                456
    Increase in other liabilities payable..........................................                439
                                                                                        --------------
CASH PROVIDED BY OPERATING ACTIVITIES..............................................                      $   20,757,962
                                                                                                         --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Distributions to Common Shareholders from net investment income................        (11,583,156)
                                                                                        --------------
CASH USED BY FINANCING ACTIVITIES..................................................                         (11,583,156)
                                                                                                         --------------
Increase in cash...................................................................                           9,174,806
Cash at beginning of period........................................................                          10,529,500
                                                                                                         --------------
Cash at end of period..............................................................                      $   19,704,306
                                                                                                         ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees..................................                      $      576,351
                                                                                                         ==============

-----------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $3,357.


                 See Notes to Financial Statements                       Page 13

FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             SIX MONTHS
                                                                ENDED           YEAR            YEAR             PERIOD
                                                              5/31/2014         ENDED           ENDED            ENDED
                                                             (UNAUDITED)     11/30/2013      11/30/2012      11/30/2011 (a)
                                                            -------------   -------------   -------------   ----------------
Net asset value, beginning of period........................  $   22.30       $   22.74       $   21.38       $   19.10 (b)
                                                              ---------       ---------       ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................................       0.12            0.22            0.27            0.05
Net realized and unrealized gain (loss).....................       3.28            3.47            2.38            2.30
                                                              ---------       ---------       ---------       ---------
Total from investment operations............................       3.40            3.69            2.65            2.35
                                                              ---------       ---------       ---------       ---------
Common Shares offering costs charged to paid-in
    capital.................................................         --              --            0.01           (0.04)
                                                              ---------       ---------       ---------       ---------
Capital reduction from issuance of Common Shares
    related to over allotment...............................         --              --              --           (0.03)
                                                              ---------       ---------       ---------       ---------
Distributions paid to shareholders from:
Net investment income.......................................      (0.66)          (0.83)          (1.01)             --
Net realized gain...........................................         --           (3.25)          (0.29)             --
Return of capital...........................................         --           (0.05)             --              --
                                                              ---------       ---------       ---------       ---------
Total distributions to Common Shareholders..................      (0.66)          (4.13)          (1.30)             --
                                                              ---------       ---------       ---------       ---------
Net asset value, end of period.............................   $   25.04       $   22.30       $   22.74       $   21.38
                                                              =========       =========       =========       =========
Market value, end of period................................   $   22.59       $   21.71       $   21.34       $   19.82
                                                              =========       =========       =========       =========
TOTAL RETURN BASED ON NET ASSET VALUE (c)...................      15.82%          17.76% (d)      13.08% (d)      11.94%
                                                              =========       =========       =========       =========
TOTAL RETURN BASED ON MARKET VALUE (c)......................       7.38%          22.11%          14.47%          (0.90)%
                                                              =========       =========       =========       =========
--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................  $ 439,509       $ 391,336       $ 399,092       $ 375,232
Ratio of total expenses to average net assets...............       1.84% (e)       1.84%           1.82%           1.66% (e)
Ratio of total expenses to average net assets excluding
    interest expense and fees on loan.......................       1.56% (e)       1.55%           1.52%           1.48% (e)
Ratio of net investment income (loss) to average net
    assets..................................................       1.04% (e)       0.95%           1.21%           1.49% (e)
Portfolio turnover rate.....................................         17%             54%             46%              8%

INDEBTEDNESS:
Total loan outstanding (in 000's)...........................  $ 145,900       $ 145,900       $ 141,900       $ 102,000
Asset coverage per $1,000 of indebtedness (f)...............  $   4,012       $   3,682       $   3,812       $   4,679

--------------------

(a) Initial seed date of August 18, 2011. The Fund commenced operations on September 27, 2011.

(b)   Net of sales load of $0.90 per Common Share on initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) During the years ended November 30, 2013 and 2012, the Fund received reimbursements from the Sub-Advisor in the amounts of $5,421 and $104, respectively, in connection with trade errors. The reimbursements from the Sub-Advisor represent less than $0.01 per share and had no effect on the Fund's total returns.

(e)   Annualized.

(f) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the outstanding loan balance in 000's.


Page 14
                        See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                            MAY 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Energy Infrastructure Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2011 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FIF on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders. The Fund seeks to achieve its objective by investing primarily in securities of companies engaged in the energy infrastructure sector. Energy infrastructure companies principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian income equities, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies"). For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund will invest, taking into account the varying tax characteristics of such securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

       Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

       Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

       Securities traded in the over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

       Swaps are valued utilizing quotations provided by a third party pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

       Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                            MAY 31, 2014 (UNAUDITED)


by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2014, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock and MLPs held in the Fund's portfolio as determined to be appropriate by Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"). The number of options the Fund can write (sell) is limited by the amount of common stock and MLPs the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                            MAY 31, 2014 (UNAUDITED)


gain or loss. If the price of the underlying security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written options" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SWAP AGREEMENTS:

The Fund may enter into total return equity swap and interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties ("Counterparties") on specified dates (settlement dates) where the cash flows are based on agreed-upon prices, rates, etc. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum equity price risk to meet its future payments under swap agreements outstanding at May 31, 2014 is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in "Swap contracts, at value" on the Statement of Assets and Liabilities.

An interest rate swap agreement involves the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

D. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded. For the six months ended May 31, 2014, distributions of $3,772,153 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest in connection with leverage, if any. Distributions of any long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                            MAY 31, 2014 (UNAUDITED)


Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2013 was as follows:


Distributions paid from:
Ordinary income...................................   $  36,268,003
Capital gain......................................      35,321,879
Return of capital.................................         918,918

As of November 30, 2013, the components of distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income.....................   $          --
Undistributed capital gains.......................              --
                                                     -------------
Total undistributed earnings......................              --
Accumulated capital and other losses..............              --
Net unrealized appreciation (depreciation)........      57,561,098
                                                     -------------
Total accumulated earnings (losses)...............      57,561,098
Other   ..........................................         (54,252)
Paid-in capital...................................     333,829,544
                                                     -------------
Net assets........................................   $ 391,336,390
                                                     =============

F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2013, the Fund had no capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2013, the Fund had no qualified late year losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2011, 2012 and 2013 remain open to federal and state audit. As of May 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                            MAY 31, 2014 (UNAUDITED)


 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust Advisors L.P. ("First Trust"), the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly Sub-Advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

During the fiscal year ended November 30, 2013, the Fund received reimbursements from the Sub-Advisor of $5,421 in connection with trade errors.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. In addition, as of March 27, 2014, FTCP, through a wholly-owned subsidiary, purchased a preferred interest in EIP. The preferred interest is non-voting and does not share in the profits or losses of EIP. EIP may buy back any or all of FTCP's preferred interest at any time and FTCP may sell back to EIP up to 50% of its preferred interest on or after September 25, 2015, and any or all of its preferred interest after March 27, 2017.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any Sub-Advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended May 31, 2014, were $94,227,699 and $109,538,603, respectively.

                          5. DERIVATIVES TRANSACTIONS

Written option activity for the Fund was as follows:

                                                  NUMBER
                                                    OF
WRITTEN OPTIONS                                  CONTRACTS      PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at November 30, 2013...         32,393    $  1,571,359
Options Written............................         52,156       2,642,536
Options Expired............................        (28,595)     (1,156,986)
Options Exercised..........................        (14,603)       (748,962)
Options Closed.............................         (8,640)       (660,165)
                                                 ---------    ------------
Options outstanding at May 31, 2014........         32,711    $  1,647,782
                                                 =========    ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                            MAY 31, 2014 (UNAUDITED)


The following table presents the types of derivatives held by the Fund at May 31, 2014, the location of these instruments as presented on the Statement of Assets and Liabilities and the primary underlying risk exposure.

                                                 ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                                      ----------------------------------------  ----------------------------------------
                     DERIVATIVE        STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
RISK EXPOSURE        INSTRUMENT         LIABILITIES LOCATION      FAIR VALUE      LIABILITIES LOCATION      FAIR VALUE
-------------   --------------------  -------------------------  -------------  -------------------------  -------------
Equity Risk     Written Options       Options written, at value  $     --       Options written, at value  $   3,011,785
Interest Rate   Interest Rate
Risk            Swap Agreements       Swap contracts, at value         --       Swap contracts, at value         685,474


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended May 31, 2014, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.


STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
EQUITY RISK EXPOSURE
Net realized gain (loss) on written options                          $  (642,929)
Net change in unrealized gain (loss) on written options transactions  (1,683,462)

INTEREST RATE RISK EXPOSURE
Net realized gain (loss) on swap contracts                              (359,465)
Net change in unrealized gain (loss) on swap contracts                  (404,619)

The average volume of interest rate swaps was $36,475,000 for the six months ended May 31, 2014.

                                 6. BORROWINGS

The Fund has a committed facility agreement with The Bank of Nova Scotia ("Scotia") that has a maximum commitment amount of $165,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 65 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.20% on the undrawn amount of such facility. The average amount outstanding for the six months ended May 31, 2014 was $145,900,000, with a weighted average interest rate of 0.76%. As of May 31, 2014, the Fund had outstanding borrowings of $145,900,000 under this committed facility agreement. The high and low annual interest rates for the six months ended May 31, 2014, were 0.77% and 0.75%, respectively. The interest rate at May 31, 2014 was 0.75%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         8. INDUSTRY CONCENTRATION RISK

The Fund invests at least 80% of its Managed Assets in securities issued by Energy Infrastructure Companies. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy Infrastructure Company issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On June 19, 2014, the Fund declared a dividend of $0.11 per share to Common Shareholders of record on July 3, 2014, payable July 15, 2014.

On July 21, 2014, the Fund declared a dividend of $0.11 per share to Common Shareholders of record on August 5, 2014, payable August 15, 2014.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                 FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                            MAY 31, 2014 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                            MAY 31, 2014 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund and First Trust Intermediate Duration Preferred & Income Fund was held on April 23, 2014 (the "Annual Meeting"). At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Energy Infrastructure Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2017. The number of votes cast for Mr. Keith was 15,622,207, the number of votes against was 247,925 and the number of broker non-votes was 1,680,104. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST ENERGY INFRASTRUCTURE FUND (FIF)
                            MAY 31, 2014 (UNAUDITED)


companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust Energy Infrastructure Fund
             ------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 21, 2014
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 21, 2014
     -----------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: July 21, 2014
     -----------------

* Print the name and title of each signing officer under his or her signature.